UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (I.R.S. Employer Identification No.)

5429 LBJ Freeway, Suite 1000		75240
Dallas, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(214) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Dynamex Inc. (the “Company”) was held on February 18, 2011 at 9:00 a.m. local time, at the offices of the Company, 5429 LBJ Freeway, Suite 900, Dallas, Texas.  The stockholders of the Company voted on the following two proposals at the special meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of December 14, 2010, as it may be amended from time to time, among the Company, TransForce Inc., a Canadian corporation (“Parent”), and TransForce Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly-owned subsidiary of Parent and (ii) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Agreement and Plan of Merger.

As of the record date, the issued and outstanding shares of stock of the Company entitled to vote at the special meeting consisted of 9,736,251 shares of common stock.  A quorum was present at the special meeting.

The proposal to adopt the Agreement and Plan of Merger was approved by the Company’s stockholders.  The results of the vote on this proposal were:

FOR	AGAINST	ABSTAIN
8,150,313	6,403	635

The proposal to adjourn the special meeting, if necessary or appropriate, was approved by the Company’s stockholders.  The results of the vote on this proposal were:

FOR	AGAINST	ABSTAIN
7,671,248	485,768	335

Adjournment of the special meeting was not necessary or appropriate because there were sufficient votes at the time of the special meeting to adopt the Agreement and Plan of Merger.

No broker non-votes were cast with respect to any item of business presented at the special meeting because the stockholders of the Company only considered and voted upon non-routine matters.  The items of business upon which the stockholders of the Company voted at the special meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Company on January 14, 2011.

Item 7.01.	Regulation FD Disclosure.

On February 18, 2011, the Company issued a press release announcing that the stockholders of the Company approved the Agreement and Plan of Merger at a special meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.                                Description
Exhibit 99.1	Press release of Dynamex Inc. dated February 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: February 18, 2011

	By:	/s/ Ray E. Schmitz
Ray E. Schmitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description
Exhibit 99.1	Press release of Dynamex Inc. dated February 18, 2011.